SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  August 21, 1998



                                SITEL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         MINNESOTA                     1-12577               47-0684333
         ---------                     -------               ----------
(State or jurisdiction of           (Commission File       (I.R.S. Employer
incorporation or organization)         Number)            Identification No.)


                           111 S. CALVERT, SUITE 1910
                            BALTIMORE, MARYLAND 21202
                                 (410) 659-5700
               ---------------------------------------------------
               (Address, including zip code, and telephone number,
                      including area code, of registrant's
                          principal executive offices)


                        --------------------------------



         This 8-K consists of 8 pages. The Exhibit Index is on page 7.

ITEM 5.  OTHER EVENTS.

     On August 21, 1998, the Board of Directors of SITEL Corporation (the "Company") adopted a Shareholder Rights Plan (the "Rights Plan"). The purpose of the Rights Plan is to deter certain coercive takeover tactics and enable the Board of Directors to represent effectively the interests of shareholders in the event of a takeover attempt. The Rights Plan does not deter negotiated mergers or business combinations that the Board of Directors determines to be in the best interests of the Company and its shareholders.

     To implement the Rights Plan the Board of Directors declared a dividend of one preferred share purchase right (a "Right") for each outstanding share of common stock of the Company (the "Common Stock"). The dividend will be paid on August 31, 1998 to the shareholders of record on that date. Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A Participating Preferred Stock, par value $.001 per share, of the Company (the "Preferred Stock") at a price of $30.00 per one one-thousandth of a share of Preferred Stock, subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Company and First Chicago Trust Company of New York, as Rights Agent.

RIGHTS ATTACH TO COMMON SHARES INITIALLY

     Initially and until a Distribution Date (as defined below) occurs, the Rights are attached to all shares of Common Stock and no separate Right certificates will be issued. During this initial period,

    *  the Rights are not exercisable;
    * the Rights are transferred with the shares of Common Stock and are not transferrable separately from those shares of Common Stock;
    * new Common Stock certificates or book entry shares issued will contain a notation incorporating the Rights Agreement by reference; and
    * the transfer of any shares of Common Stock will also constitute the transfer of Rights associated with those shares of Common Stock.

DISTRIBUTION OF RIGHTS

     Separate certificates evidencing the Rights will be mailed to holders of record of the shares of Common Stock as soon as practicable following the "Distribution Date". The Distribution Date is the earlier to occur of the following two events:

    * the 10th day after a public announcement that a person or group of affiliated or associated persons has acquired 20% or more of the outstanding shares of Common Stock (thereby becoming an "Acquiring Person" under the Rights Plan); or
    * such date as may be determined by the Board of Directors of the Company, after the commencement or announcement of a tender or exchange offer by a person or group for 20% or more of the outstanding shares of Common Stock.

     Acquisitions by the following persons will not result in the person becoming an Acquiring Person: the Company, any subsidiary or employee benefit plan of the Company, James F. Lynch, or any other person approved in advance by the Board of Directors of the Company.

     After the Distribution Date, the Rights will be tradeable separately from the shares of Common Stock. After the Distribution Date and after the Company's right to redeem (as described below) has expired, the Rights will be exercisable in two different ways depending on the circumstances as set forth below.

RIGHT TO PURCHASE SITEL STOCK

     If a person or group acquires 20% or more of the outstanding shares of Common Stock (thereby becoming an Acquiring Person) and the Company's redemption right has expired, each holder of a Right (except those held by the Acquiring Person and its affiliates and associates) will have the right to purchase, upon exercise, shares of Common Stock (or, in certain circumstances, shares of Preferred Stock or similar securities of the Company) having a value equal to two times the exercise price of the Right. In other words, the Rights holders other than the Acquiring Person may purchase shares of Common Stock at a 50% discount.

     For example, at the exercise price of $30.00 per Right, each Right not owned by an Acquiring Person would entitle its holder to purchase $60.00 worth of shares of Common Stock (or other consideration, as noted above) for $30.00. Assuming a value of $5.00 per share of Common Stock at such time, the holder of each valid Right would be entitled to purchase 12 shares of Common Stock for $30.00.

RIGHT TO PURCHASE ACQUIRING PERSON STOCK

     Alternatively, if, in a transaction not approved by the Board of Directors, the Company is acquired in a merger or other business combination or 50% or more of its assets or earning power are sold, after a person or group has become an Acquiring Person, and the Company's redemption right has expired, proper provision will be made so that each holder of a Right will thereafter have the right to purchase, upon exercise, that number of shares of common stock of the acquiring company as have a market value of two times the exercise price of the Right. In other words, a Rights holder may purchase the acquiring company's common stock at a 50% discount.

EXCHANGE OF SITEL STOCK FOR RIGHTS

     At any time after any person or group becomes an Acquiring Person and before the Acquiring Person acquires 50% or more of the outstanding shares of Common Stock, the Board of Directors may exchange the Rights (other than Rights owned by the Acquiring Person, which will have become void), in whole or in part, at an exchange ratio of one share of Common Stock, or one one-thousandth of a share of Preferred Stock (or of a share of a class or series of the Company's preferred stock having equivalent rights, preferences and privileges), per Right subject to adjustment.

REDEMPTION OF RIGHTS

     The Rights are redeemable by the Company in whole but not in part at a price of $.001 per Right at any time until up to and including the 10th day after the time that a person or group has become an Acquiring Person. Immediately upon redemption the right to exercise will terminate and the only right of holders will be to receive the redemption price.

EXPIRATION OF RIGHTS

     The Rights will expire on August 21, 2008 unless the expiration date is extended by amendment as described below or unless the Rights are earlier redeemed or exchanged by the Company as described above.

AMENDMENTS

     As long as the Rights are redeemable, the terms of the Rights may be amended by the Board of Directors in its discretion without the consent of the Rights holders. After that time, no amendment may adversely affect the interests of the Rights holders (other than the Acquiring Person).

MISCELLANEOUS

     The number of outstanding Rights and the number of one one-thousandths of a share of Preferred Stock issuable upon exercise of each Right are subject to adjustment under certain circumstances.

     Because of the nature of the Preferred Stock's dividend, liquidation and voting rights, the value of the one one-thousandth interest in a share of Preferred Stock that may be purchased upon exercise of each Right should approximate the value of one Common Share.

     Until a Right is exercised, a Rights holder, as such, will have no rights as a stockholder of the Company, including without limitation the right to vote or to receive dividends.

     A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-A dated August 21, 1998. A copy of the Rights Agreement is available to Rights holders free of charge upon request to the Corporate Secretary of the Company.

     This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is filed with the Securities and Exchange Commission as an Exhibit hereto and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)       Not applicable.

(b)       Not applicable.

(c)       Exhibits.

(1) 1. Rights Agreement, dated as of August 21, 1998, between SITEL Corporation and First Chicago Trust Company of New York, as Rights Agent, which includes the Form of Certificate of Designation of Series A Participating Preferred Stock as Exhibit A, the Form of Right Certificate as Exhibit B, and the Summary of Rights to Purchase Shares of Preferred Stock as Exhibit C.

   99.1 Press Release, dated August 21, 1998, announcing adoption of the Shareholder Rights Plan.

          --------------------
(1) Exhibit 1 hereto was previously filed as an exhibit under the same number to the Registration Statement of the Company on Form 8-A dated August 21, 1998, registering rights to purchase shares of its Preferred Stock, and is incorporated herein by this reference.

                                  Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Date: August 21, 1998.

                                SITEL CORPORATION



                                By:  /s/ W. Gar Richlin
                                   -------------------------------------------
                                   W. Gar Richlin,
                                   Executive Vice President-Finance,
                                   Chief Financial Officer and Secretary

                                  EXHIBIT INDEX


                                                                   Page Number
                                                                  In Sequential
     Exhibit                                                        Numbering
       No.                                                            System

(1)     1    Rights Agreement dated as of                               N/A
             August 21, 1998, between the Company and First
             Chicago Trust Company of  New York, as  Rights
             Agent, which  includes the Form of Certificate
             of  Designation  of  Series  A   Participating
             Preferred  Stock  as  Exhibit A,  the  Form of
             Right  Certificate  as  Exhibit  B,   and  the
             Summary  of  Rights  to  Purchase  Shares   of
             Preferred Stock as Exhibit C.

     99.1 Press Release, dated August 21, 1998, announcing adoption of the Shareholder Rights Plan
--------------------

(1) Exhibit 1 hereto was previously filed as an exhibit under the same number to the Registration Statement of the Company on Form 8-A dated August 21, 1998, registering rights to purchase shares of its Preferred Stock, and is incorporated herein by this reference.